UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 532-2417

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	LAZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Luminar Technologies, Inc. (the “Company”) on December 15, 2025 (the “Original Form 8-K”), in which the Company reported, among other things, its entry into the Stock Purchase Agreement and the Transaction Support and Forbearance Agreements (each such term as defined in the Original Form 8-K). This Amendment is being filed solely for the purpose of filing copies of such agreements and related press releases that the Company had stated would be filed by amendment to the Original Form 8-K as Exhibit 10.1, 10.2, 10.3, 99.2 and 99.3, respectively. Other than as expressly set forth herein, the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1+	Stock Purchase Agreement, dated December 15, 2025, by and among Luminar Technologies, Inc., LSI Semiconductor, Inc. and Quantum Computing Inc.

10.2
First Lean Transaction Support and Forbearance Agreements, dated as of December 15, 2025, by and among Luminar Technologies, Inc., the Subsidiary Guarantors party hereto, and each holder or beneficial owner of Floating Rate First Lien Senior Secured Notes due 2028 party thereto.

10.3
Second Lean Transaction Support and Forbearance Agreements, dated as of December 15, 2025, by and among Luminar Technologies, Inc., the Subsidiary Guarantors party hereto, and each holder or beneficial owner of 9.0% Convertible Second Lien Senior Secured Notes due 2030 and 11.5% Convertible Second Lien Senior Secured Notes due 2030 party thereto.

99.1	Company Information (incorporated by reference to Exhibit 99.1 of the Original Form 8-K).

99.2	Press Release issued December 15, 2025 announcing the filing of the Chapter 11 Cases.

99.3	Press Release issued December 15, 2025 announcing entry into the Stock Purchase Agreement.

104	Cover page interactive data file formatted in Inline XBRL.

+ Schedules have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025	Luminar Technologies, Inc.

By: /s/ Alexander Fishkin
Name: Alexander Fishkin
Title: Chief Legal Officer